SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported) December 17, 2001

                        MMCA Auto Owner Trust 2001-4
                     (Issuer with respect to the Notes)
                        MMCA Auto Receivables Trust
                (Originator of MMCA Auto Owner Trust 2001-4)
                --------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


                                  Delaware
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               (State or Other Jurisdiction of Incorporation)


                333-71884                                 33-0869011
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        (Commission File Number)                       (I.R.S. Employer
                                                       Identification No.)


6363 Katella Avenue, Cypress, California                   90630-5205
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(Address of Principal Executive Offices)                   (Zip Code)


                               (714) 236-1614
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            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)






Item 5.  Other Events.

         The Registrant is filing final forms of the exhibits listed in
Item 7(c) below.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.


Exhibit
   No.                               Document Description
-------            -----------------------------------------------------------

   1.1             Underwriting Agreement

   4.1             Amended and Restated Trust Agreement of the Issuer

   4.2             Sale and Servicing Agreement

   4.3             Indenture

   4.4             Administration Agreement

  10.1             Purchase Agreement

  10.2             Yield Supplement Agreement



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          MMCA Auto Receivables Trust,
                                          as originator of MMCA Auto Owner
                                          Trust 2001-4


                                          By: /s/ Hideyuki Kitamura
                                             -------------------------------
                                             Name:  Hideyuki Kitamura
                                             Title: Secretary & Treasurer




Dated:  December 17, 2001



                             INDEX TO EXHIBITS

                                                                                      Sequential
Exhibit No.        Document Description                                               Page No.
-----------        --------------------                                               ----------

       1.1         Underwriting Agreement

       4.1         Amended and Restated Trust Agreement of the Issuer

       4.2         Sale and Servicing Agreement

       4.3         Indenture

       4.4         Administration Agreement

      10.1         Purchase Agreement

      10.2         Yield Supplement Agreement
